Exhibit 10.1

AMENDMENT NO. 1 TO
LIMITED GUARANTEE

THIS AMENDMENT NO. 1 TO LIMITED GUARANTEE, dated as of April 3, 2015 (this “Amendment”) is entered into by ENCORE CAPITAL GROUP, INC., a Delaware corporation (“Guarantor”) in favor of Wells Fargo Bank, N.A. a national banking association (“Lender”). Capitalized terms used and not otherwise defined herein are used as defined in the Limited Guarantee (as defined below).

WHEREAS, PFS Financial 1, LLC, as a Borrower, the other Borrowers from time to time party thereto (collectively with PFS Financial 1, LLC, the “Borrowers”), PFS Finance Holdings, LLC, as borrower representative (“Borrower Representative”), and Lender entered into that certain Tax Lien Loan and Security Agreement, dated as of May 15, 2013, as amended (as may be further amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender agreed to make loans to the Borrowers secured by certain collateral described in the Loan Agreement on the basis of, and in reliance upon, the representations, warranties and covenants of the Borrowers contained in the Loan Agreement;

WHEREAS, in connection with the Loan Agreement, Guarantor entered into that certain Limited Guarantee in favor of Lender, dated as of May 15, 2013 (as amended, supplemented, restated or otherwise modified to the date hereof, the “Limited Guarantee”);

WHEREAS, the Borrowers, the Borrower Representative and the Lender are entering into an Amendment No. 2 to Loan Agreement, dated as of the date hereof, to provide for, among other things, certain advances relating to Uncertified Tax Liens (as defined in the Loan Agreement); and

WHEREAS, Guarantor desires to amend the Limited Guarantee in certain respects as provided herein;

NOW THEREFORE, in order to induce the Lender to enter into the Amendment No. 2 to Loan Agreement and to make advances to the Borrowers pursuant to the terms of the Loan Agreement, and in consideration thereof and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

SECTION 1.	Amendment. Effective as of the Effective Date (as defined below), the Limited Guarantee is hereby amended as follows:

1.1    Section 1(a)(ii) of the Limited Guarantee is hereby amended by deleting the word “and” at the end of clause (D), inserting the word “and” at the end of clause (E), and inserting the following as a new clause (F) therein:

(F) (1) the Borrowers’ failing to cure a Borrowing Base Deficiency pursuant to Section 2.7(c) of the Loan Agreement caused by either (i) an Excess Concentration Amount of Uncertified Tax Liens pursuant to clause (h) of the definition of “Excess Concentration Amount”, or (ii) an Uncertified Tax Lien no longer being an Eligible Tax Lien pursuant to the last sentence of the definition of “Uncertified Tax Lien” in the Loan Agreement.

Exhibit 10.1

SECTION 2.    Effective Date. This Amendment shall become effective as of the date (the “Effective Date”)on which each of the following conditions precedent shall have been satisfied:

2.1    Amendment. Lender shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of each party hereto.

2.2    Loan Agreement Amendment. Amendment No. 2 to the Loan Agreement, dated as of the date hereof, shall have become effective according to its terms.

2.3    Other Information. Borrower shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as Lender may reasonably request.

SECTION 3.    Miscellaneous.

3.1    References in Limited Guarantee. Upon the effectiveness of this Amendment, each reference in the Limited Guarantee to “this Limited Guarantee”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Limited Guarantee as amended hereby, and each reference to the Limited Guarantee in any other Transaction Documents or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Documents shall mean and be a reference to the Limited Guarantee as amended hereby.

3.2    Effect on Limited Guarantee. Except as specifically amended hereby, the Limited Guarantee shall remain in full force and effect. This Amendment shall not constitute a novation of the Limited Guarantee, but shall constitute an amendment thereof.

3.3    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Limited Guarantee or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

3.4    Successors and Assigns. This Amendment shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its respective successors and assigns.

3.5    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

3.6    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Limited Guarantee.

Exhibit 10.1

3.7    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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Exhibit 10.1

IN WITNESS WHEREOF, the Guarantor has executed this Amendment as of the date first above written.

ENCORE CAPITAL GROUP, INC.

By: /s/ Jonathan Clark_______________
Name: Jonathan Clark
Title: EVP, Chief Financial Officer and Treasurer

ACKNOWLEDGED AND AGREED:
WELLS FARGO BANK, N.A.

By: /s/ John Rhee_____________________
Name: John Rhee
Title: Director

[Signature Page to Amendment No. 1 to Limited Guarantee (Propel)]